Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	58,453.99
Total Transaction Valuation	423,272,910.00
Total Offset Amount	0.00
Net Fee	$ 58,453.99